Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
B04KNF903
ISIN     MYL5099OO006
ISIN     BRGOLLACNPR4
Issuer
AIR CHINA LTD.
AIRASIA BHD
GOL LINHAS AEREAS - PREF
Underwriters
China Intl, Merrill Lynch, CITIC, CLSA, Daiwa,
Deutsche Bank AG, HSBC, Cazenove, China
Everbright, CIBC, Core Pascific, DBS Asia,
ECM, First Shanghai, Guangdong, Guotai,
ICEA
CSFB, ECM, RHB, Southern, CLSA, DBS
Bank
Banco Santander, Morgan Stanley, Unibanco,
Merrill Lynch, JP Morgan, Raymond James,
UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
753 HK
AIRA MK
GOLL4 BZ
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/9/2004
11/22/2004
6/24/2004
Total dollar amount of offering sold to QIBs
1,683,408,000
22,006,000
28,536,000
Total dollar amount of any concurrent public offering
0
0
0
Total
1,683,408,000
22,006,000
28,536,000
Public offering price
 $                                                             0.38
 $                                                             0.31
 $                                                             8.63
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.08%
0.01%
0.43%
Rating
N/A
 N/A
 N/A
Current yield
N/A
 N/A
 N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Emerging Markets Growth
Fund
Boston
782,000
 $                   299,686
0.05%
3.89%
1.96%
12/17/2004
Scudder International Fund
Boston
1,716,400
 $                   657,776
0.10%
5.11%
1.39%
12/15/2004
SVS I International Portfolio
Boston
557,200
 $                   213,536
0.03%
5.11%
1.43%
12/15/2004
Closed End Fund







Scudder New Asia, Inc.
Closed End
704,000
 $                   269,794
0.04%
3.89%
0.99%
12/17/2004
New York Fund







Scudder International Equity Fund
New York
356,400
 $                   136,583
0.02%
5.11%
1.42%
12/15/2004
Total

4,116,000
 $
1,577,375
0.24%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
B05NYN907
38045R107
760276105
Issuer
JET AIRWAYS INDIA
GOL LINHAS AEREAS INTEL
REPUBLIC AIRWAYS
Underwriters
Citigroup, Deutsche Bank AG, DSP Merrill
Lynch, HSBC, Kotak Mahindra, UBS
Morgan Stanley, Merrill Lynch, JP Morgan,
Raymond James, UBS
Merrill Lynch, Raymond James, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
JETIN IN
GOL US
RJET US
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/2/2005
6/23/2004
5/26/2004
Total dollar amount of offering sold to QIBs
 $                                                   43,463,000
 $                                                 280,920,000
 $                                                   65,000,000
Total dollar amount of any concurrent public offering
 $                                                                  -
 $                                                                  -
 $                                                                  -
Total
 $                                                   43,463,000
 $                                                 280,920,000
 $                                                   65,000,000
Public offering price
 $                                                           25.17
 $                                                           17.00
 $                                                           13.00
Price paid if other than public offering price
 N/A
 N/A
N/A
Underwriting spread or commission
0.20%
0.85%
0.91%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Emerging Markets Fund
Boston
37,800
 $                   951,270
2.19%
10.32%
-5.22%
3/31/2005
Closed End Funds







Scudder New Asia Fund, Inc.
Closed End
17,200
 $                   432,853
1.00%
10.32%
-3.31%
3/31/2005
Total

55,000
 $
1,384,123
3.18%











^ The Security and Fund Performance is calculated based on information provided by State Street Bank.















Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
48122U105
007768104
95988E204
Issuer
SISTEMA
AEROFLEX INC
WESTERN WIRELESS CORP
Underwriters
CSFB, Morgan Stanley, Deutsche Bank AG,
ING, Renaissance, Troika
BoA, DBSI, Adams Harkness, AG Edwards,
CIBC, Thomas Weisel
Goldman Sachs
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
SSA LI
ARXX US
WWCA US
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
Joint Lead Manager
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/8/2005
3/4/2004
8/24/2004
Total dollar amount of offering sold to QIBs
 $                                               1,353,764,000
 $                                                                  -
 $                                                                  -
Total dollar amount of any concurrent public offering
 $                                                                  -
 $                                                     9,625,000
 $                                                   20,280,000
Total
 $                                               1,353,764,000
 $                                                     9,625,000
 $                                                   20,280,000
Public offering price
 $                                                           17.00
 $                                                           13.75
 $                                                           25.35
Price paid if other than public offering price
 N/A
 N/A
N/A
Underwriting spread or commission
0.34%
0.69%
0.22%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Emerging Markets Fund
Boston
172,500
 $
2,932,500
0.22%
-4.41%
4.06%
3/31/2005
Scudder International Fund
Boston
478,891
 $
8,141,147
0.60%
-4.41%
1.64%
3/31/2005
New York Funds







Scudder International Equity Fund
New York
100,162
 $
1,702,754
0.13%
-4.41%
1.75%
3/31/2005
Total

751,553
 $
12,776,401
0.94%











^ The Security and Fund Performance is calculated based on information provided by State Street Bank.